COLUMBIA FUNDS SERIES TRUST I

Columbia Balanced Fund

(the “Fund”)

Supplement dated March 15, 2010 to

the Prospectuses dated January 1, 2010

Effective immediately, the Fund’s Prospectuses are revised and supplemented as follows:

1.)	The section of the Fund’s prospectuses entitled “Principal Investment Strategies” is revised by adding the following as the fourth paragraph:

The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Foreign securities include equity and fixed-income securities of foreign issuers.

2.)	The list of Principal Risks included in the “FUNDimensions™” box of the Fund’s prospectuses is revised to include the following additional risk:

Foreign securities risk

3.)	The following risk description is added to the section of the Fund’s prospectuses entitled “Principal Risks”:

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

Shareholders should retain this Supplement for future reference.

INT-47/38308-0310